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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported):


                                 APRIL 12, 2001


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                         TANDY BRANDS ACCESSORIES, INC.
               (Exact name of registrant as specified in charter)


                                    DELAWARE
                                    --------
         (State or other Jurisdiction of Incorporation or Organization)


                0-18929                                    75-2349915
                -------                                    ----------
        (Commission File Number)                   (IRS Employer Identification
                                                               No.)
          690 EAST LAMAR BLVD.
                SUITE 200
            ARLINGTON, TEXAS                                   76011
            ----------------                                   -----
(Address of Principal Executive Offices)                    (Zip Code)

                                 (817) 265-4113
                                 --------------
                             (Registrant's telephone
                          number, including area code)


                                    NO CHANGE


          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS.

         On April 12, 2001, the Registrant issued two press releases announcing
(1) updated guidance on its financial results for the third quarter of fiscal 2001 and (2) the launch of the Registrants new line of women's handbags, small leather goods and belts produced under the Dockers(R) name.

         A copy of the press releases are attached hereto as Exhibit 99.1 and
Exhibit 99.2 and are incorporated herein by reference.

ITEM 7.           EXHIBITS.

         Exhibit 99.1  Press Release, dated April 12, 2001 (financial guidance).

         Exhibit 99.2  Press Release, dated April 12, 2001 (Dockers(R)line).



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    TANDY BRANDS ACCESSORIES, INC.


                                    By:   /s/ J.S.B. JENKINS
                                       --------------------------------------
                                        J.S.B. Jenkins, President and Chief
                                        Executive Officer


                                      -2-

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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER       DESCRIPTION
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
 99.1        Press Release, dated April 12, 2001 (financial guidance).

 99.2        Press Release, dated April 12, 2001 (Dockers(R)line).